Exhibit 10.2

EXECUTION VERSION

FOURTH AMENDMENT TO
AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT

This FOURTH AMENDMENT TO AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT (this “Fourth Amendment”) is made as of this 25th day of April, 2023, by and among:

SANTANDER BANK, N.A., a national bank having a place of business at 75 State Street, Boston, Massachusetts 02109 (the “Lender”);

JANEL GROUP, INC., a New York corporation (“Janel”), EXPEDITED LOGISTICS AND FREIGHT SERVICES, LLC, a Texas limited liability company (“ELFS”) and ELFS BROKERAGE LLC, a Texas limited liability company (“ELFS Brokerage”, and together with Janel and ELFS, individually and collectively, and jointly and severally referred to herein as “Borrower”); and

JANEL CORPORATION, a Nevada corporation (“Parent”) and EXPEDITED LOGISTICS AND FREIGHT SERVICES, LLC, an Oklahoma limited liability company (“ELFS OK, and together with Parent, each, a “Loan Party Obligor” and collectively, the “Loan Party Obligors”)

in consideration of the mutual covenants herein contained and benefits to be derived herefrom.

W I T N E S S E T H:

WHEREAS, the Borrower and the other Loan Party Obligors and the Lender entered into that certain Amended and Restated Loan and Security Agreement dated as of September 21, 2021 (together with any further modifications, amendments, and restatements thereof, the “Agreement”);

WHEREAS, the Borrower and the other Loan Party Obligors have requested that the Lender modify and amend certain terms and conditions of the Agreement; and

WHEREAS, the Lender has agreed to modify and amend certain terms and conditions of the Agreement, all as provided for herein.

NOW, THEREFORE, it is hereby agreed among the parties hereto as follows:

1.	Capitalized Terms. All capitalized terms used herein and not otherwise defined shall have the same meaning herein as in the Agreement.

2.	Amendments to Agreement.

a.	Schedule B of the Agreement (Definitions) is hereby amended as follows:

i.	By inserting the following new definitions in their correct alphabetical order:

A)
“First Merchants Guaranty” means that certain Amended and Restated Guaranty Agreement dated as of the Fourth Amendment Effective Date pursuant to which Parent has guaranteed the Indebtedness (as defined therein) of the First Merchants Loan Parties to First Merchants pursuant to the First Merchants Loan Facility.

B)
“First Merchants Loan Facility” means that certain credit facility dated as of the Fourth Amendment Effective Date by and between First Merchants, as lender, and the First Merchants Loan Parties, as loan parties thereto, in the original aggregate principal amount of $15,573,000.

C)
“First Merchants Loan Parties” means, Parent, as guarantor, and INDCO, and the following Subsidiaries of the Parent (which, for avoidance of doubt, are not Loan Party Obligors) as borrowers: Antibodies, Aves, PhosphoSolutions LLC, ImmunoChemistry Technologies LLC, ImmunoBioScience Corp, ECM Biosciences, LLC, Stephen Hall PHD Ltd, and any Subsidiary of Parent that is not otherwise required to become a Loan Party Obligor pursuant to the provisions of this Agreement, and that would become part of the Parent’s Life Sciences/Manufacturing group of companies.

D)
“First Merchants Pledge Agreement” means that certain Pledge Agreement dated as of the Fourth Amendment Effective Date executed and delivered by Parent and certain other First Merchant Loan Parties in favor of First Merchants, pursuant to which (a) Parent has pledged all of its right, title, and interest in and to the equity interests in the First Merchants Loan Parties (other than the Parent) owned by Parent, and (b) certain other First Merchant Loan Parties have pledged all of their right, title, and interest in and to the equity interests in certain of their Subsidiaries, all as collateral for the First Merchants Loan Facility.

E)
“Fourth Amendment” means that certain Fourth Amendment to Amended and Restated Loan and Security Agreement dated as of the Fourth Amendment Effective Date by and among the Lender, the Borrower and the Loan Party Obligors.

F)	“Fourth Amendment Effective Date” means April 25, 2023.

ii.	The following definitions are hereby deleted in their entirety:

A)	“Antibodies Guaranty”; and

B)	“First Merchants Subordination Agreement”

iii.	The following definitions are hereby amended as follows:

A)	The definition of “Excluded Collateral” is hereby amended by restating clauses (c) and (d) thereof in their entirety as follows:

“(c) any right, title, and interest of Parent in the equity interests of any other First Merchants Loan Party;

(d) any assets of any First Merchants Loan Party (other than Parent) and any Subsidiary thereof which becomes a First Merchants Loan Party pursuant to the definition thereof;”

B)	The definition of “INDCO” is hereby amended and restated in its entirety as follows:

““INDCO” means Indco, Inc., a Tennessee corporation, formerly known as Indco Acquisition Corp.”

C)	The definition of “Indebtedness” is hereby amended by restating clause (x) thereof in its entirety as follows:

“(x) all Guarantees (including, for the avoidance of doubt, the First Merchants Guaranty, the Aves Guaranty and the ELFS Guaranty), endorsements (other than for collection in the ordinary course of business) and other contingent obligations in respect of the obligations of others.”

D)	The definition of “Loan Documents” is hereby amended by deleting the reference to “First Merchants Subordination Agreement”.

E)
The definition of “Permitted Lien” is hereby amended by (1) deleting the word “and” before clause (g), and (2) by deleting the period at the end of clause (g), and inserting the following “; and (h) the Lien granted pursuant to the First Merchants Pledge Agreement.”

b.	Section 5.15(i) of the Agreement (Notification of Certain Changes) is hereby amended by restating clause (vi) in its entirety as follows:

“(vi) any event or the existence of any circumstance that has resulted in, or could reasonably be expected to result in, any material adverse change in the business or financial affairs of any Loan Party Obligor, any Default, or any Event of Default, including any attempt by First Merchants to enforce the First Merchants Guaranty, or which would make any representation or warranty previously made by any Loan Party Obligor to Lender untrue in any material respect or constitute a material breach if such representation or warranty was then being made,

c.	Section 5.27 of the Agreement (Negative Covenants) is hereby amended as follows:

i.	Subclause (h) thereof is hereby restated in its entirety as follows:

“(h)          guaranty or otherwise become liable with respect to the obligations (other than the Obligations) of another Person other than (i)  the Obligations, (ii) endorsements or instruments or other payment items for deposits, and (iii) as to Parent only, Parent may guaranty or otherwise become liable for the foregoing (A) pursuant to the First Merchants Guaranty; provided that the aggregate principal amount guaranteed thereby shall not exceed $20,000,000 at any time, (B) [reserved], (C) pursuant to the Aves Guaranty, and (D) pursuant to the ELFS Guaranty.”

ii.	Subclause (q) thereof is hereby amended by adding the following text after subclause (iv) thereof:

“or (v) the First Merchants Guaranty,”

3.
Ratification of Loan Documents/Waiver. Except as provided for herein, all terms and conditions of the Agreement or the other Loan Documents remain in full force and effect. Each Loan Party Obligor each hereby ratifies, confirms, and reaffirms all representations, warranties, and covenants contained therein (including, without limitation, with respect to the Disclosure Schedule, each of which the Loan Party Obligors represent and warrant is true and correct as of the date hereof) and acknowledges and agrees that the Obligations, are and continue to be secured by the Collateral. Each Loan Party Obligor acknowledges and agrees that each such Loan Party Obligor does not have any offsets, defenses, or counterclaims against the Lender arising out of the Agreement or the other Loan Documents, and to the extent that any such offsets, defenses, or counterclaims arising out of the Agreement or the other Loan Documents may exist, each such Loan Party Obligor hereby WAIVES and RELEASES the Lender therefrom.

4.
Amendment Fee. In consideration of the Lender’s agreement to enter into this Fourth Amendment, the Loan Party Obligors hereby acknowledge that the Lender has earned an amendment fee in the amount of $5,000 (the “Amendment Fee”). The Amendment Fee has been fully earned as of, and shall be paid on, the Fourth Amendment Effective Date and shall not be subject to refund or rebate under any circumstance.

5.	Conditions to Effectiveness. This Fourth Amendment shall not be effective until each of the following conditions precedent have been fulfilled to the satisfaction of the Lender:

a.	This Fourth Amendment shall have been duly executed and delivered by the respective parties hereto and, shall be in full force and effect and shall be in form and substance satisfactory to the Lender.

b.	The Borrower shall have paid to the Lender the Amendment Fee and all other fees and expenses then due and owing pursuant to the Agreement and this Fourth Amendment.

c.	The Borrower shall have provided the Lender with true and complete copies of the documents evidencing the First Merchants Loan Facility, including (i) the First Merchants Guaranty, and (ii) the First Merchants Pledge Agreement, as to (i) and (ii) shall be in form and substance reasonably acceptable to Lender.

d.	The Lender shall have received customary evidence of authorization to enter into this Fourth Amendment.

6.	Miscellaneous.

a.
This Fourth Amendment may be executed in several counterparts and by each party on a separate counterpart, each of which when so executed and delivered shall be an original, and all of which together shall constitute one instrument.

b.	The provisions of Section 10.15 (Governing Law) and 10.16 (Consent to Jurisdiction; Waiver of Jury Trial) are specifically incorporated herein by reference.

c.
This Fourth Amendment expresses the entire understanding of the parties with respect to the transactions contemplated hereby. No prior negotiations or discussions shall limit, modify, or otherwise affect the provisions hereof.

d.
Any determination that any provision of this Fourth Amendment or any application hereof is invalid, illegal or unenforceable in any respect and in any instance shall not affect the validity, legality, or enforceability of such provision in any other instance, or the validity, legality or enforceability of any other provisions of this Fourth Amendment.

e.
The Borrower shall pay on demand all costs and expenses of the Lender, including, without limitation, reasonable attorneys’ fees in connection with the preparation, negotiation, execution and delivery of this Fourth Amendment.

f.
The Loan Party Obligors each warrants and represents that such Person has consulted with independent legal counsel of such Person’s selection in connection with this Fourth Amendment and is not relying on any representations or warranties of the Lender or its counsel in entering into this Fourth Amendment.

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IN WITNESS WHEREOF, the parties have hereunto caused this Fourth Amendment to be executed and their seals to be hereto affixed as of the date first above written.

LENDER

SANTANDER BANK, N.A.

By:	/s/ Matthew Cunningham
Name:	Matthew Cunningham
Its:	Vice President

[Signature Page to Fourth Amendment to Amended and Restated Loan and Security Agreement]

BORROWERS

JANEL GROUP, INC., a New York corporation, as Borrower

By:	/s/ William J. Lally
Name:	William J. Lally
Its:	President

EXPEDITED LOGISTICS AND FREIGHT SERVICES LLC, a Texas limited liability company, as Borrower

By:	/s/ William J. Lally
Name:	William J. Lally
Its:	Vice President

ELFS BROKERAGE LLC, a Texas limited liability company, as Borrower

By: Janel Group, Inc., its Manager

By:	/s/ William J. Lally
Name	William J. Lally
Its:	President

[Signature Page to Fourth Amendment to Amended and Restated Loan and Security Agreement]

LOAN PARTY OBLIGORS

JANEL CORPORATION, a Nevada corporation, as a Loan Party Obligor and Term Loan Borrower

By:	/s/ Darren C. Seirer
Name:	Darren C. Seirer
Its:	President

EXPEDITED LOGISTICS AND FREIGHT SERVICES LLC,an Oklahoma limited liability company, as a Loan Party Obligor

By:	Expedited Logistics and Freight Services LLC, a Texas limited liability company, its manager

By:	/s/ William J. Lally
Name:	William J. Lally
Its:	Vice President

[Signature Page to Fourth Amendment to Amended and Restated Loan and Security Agreement]

LOAN PARTY OBLIGORS

JANEL CORPORATION, a Nevada corporation, as a Loan Party Obligor and Term Loan Borrower

By:	/s/ Darren C. Seirer
Name:	Darren C. Seirer
Its:	President

EXPEDITED LOGISTICS AND FREIGHT SERVICES LLC, an Oklahoma limited liability company, as a Loan Party Obligor

By:	Expedited Logistics and Freight Services LLC, a Texas limited liability company, as a Loan Party Obligator

By:	/s/ William J. Lally
Name:	William J. Lally
Its:	Vice President.

[Signature Page to Fourth Amendment to Amended and Restated Loan and Security Agreement]